Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5776 – PremierSolutions Cornerstone
HV-5795 – PremierSolutions Standard (Series A)
HV-6775 – PremierSolutions Cornerstone (Series II)

Supplement dated September 4, 2026 to Prospectuses dated May 1, 2026

Effective immediately, the name of Goldman Sachs Large Cap Core Fund is changed to Goldman Sachs Large Cap Equity Fund.

Accordingly, information for the Goldman Sachs Large Cap Core Fund – Class A found in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectuses is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Goldman Sachs Large Cap Equity Fund - Class A* (Formerly Goldman Sachs Large Cap Core Fund) (Closed to Contracts issued on or about 6/13/2008)	1.00%	15.69%	12.21%	14.20%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-21